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                                                                   EXHIBIT 10.22

                                WARRANT AGREEMENT

                           DATED AS OF APRIL 10, 2000

                                  BY AND AMONG

                     AMERICAN REPROGRAPHICS HOLDINGS, L.L.C.

                         GS MEZZANINE PARTNERS II, L.P.

                                       AND

                     GS MEZZANINE PARTNERS II OFFSHORE, L.P.

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      WARRANT AGREEMENT, dated as of April 10, 2000, by and between American
Reprographics Holdings, L.L.C., a California limited liability company ("Holdings") and GS Mezzanine Partners IL L.P., a limited partnership organized under the laws of Delaware ("GS Mezzanine"), GS Mezzanine Partners II Offshore, L.P., an exempted limited partnership organized under the laws of the Cayman Islands ("GS Offshore", together with GS Mezzanine, the "Purchasers").

                                    RECITALS

      WHEREAS, Holdings and the parties listed on the signature pages thereof have entered into a Purchase Agreement, dated as of April 10, 2000 (as amended, supplemented or modified from time to time, the "Purchase Agreement"), with the Purchasers, pursuant to which Holdings has agreed to issue and sell to the Purchasers (i) $94,564,690 aggregate face amount of Senior Discount Notes due 2009 (the "Original Holdings Notes"), issued pursuant to an Indenture, dated the date hereof, from Holdings to Wilmington Trust Company, a Delaware banking corporation, Trustee (as amended, supplemented or modified from time to time, the "Holdings Indenture"), and (ii) warrants (such warrants and all warrants issued in exchange, substitution or replacement therefor, the "Original Warrants") to purchase up to an aggregate of 3,580.24 Common Units of Holdings (the "Common Units") (subject to adjustment as provided in Section 11), exercisable at any time prior to the Expiration Date, at an exercise price of $1,382.59 per unit (the Common Units issuable on exercise of the Original Warrants being herein called the "Original Warrant Shares");

      WHEREAS, Holdings has an option, under the circumstances described in the Purchase Agreement, to issue and sell to the Purchasers certain additional Senior Discount Notes due 2009 (the "Additional Holdings Notes", and together with the Original Holdings Notes and any notes issued in exchange, substitution or replacement for the Original Holdings Notes and the Additional Holdings Notes, the "Holdings Notes"), and in connection with the issuance and sale of the Additional Holdings Notes, Holdings will issue to the Purchasers Additional Warrants (such warrants and all warrants issued in exchange, substitution or replacement therefor, the "Additional Warrants", and together with the Original Warrants, the "Warrants") to purchase the number of Common Units of Holdings (the "Additional Warrant Shares", and together with the Original Warrant Shares, the "Warrant Shares") (subject to adjustment as provided in Section 11), which bears the same proportion to the Original Warrant Shares as the purchase price payable by the Purchasers for the Additional Holdings Notes bears to the purchase price paid by the Purchasers for the Original Holdings Notes, exercisable at any time prior to the Expiration Date, at an exercise price determined as set forth in Section 2.4(e) of the Purchase Agreement;

      WHEREAS, the parties hereto desire to enter into this Agreement in order to set forth the terms and conditions of the Warrants;

      NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereto agree as follows:

SECTION 1. DEFINITIONS.

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      As used in this Agreement, the following capitalized terms will have the respective meanings:

      "Additional Holdings Notes" shall have the meaning set forth in the Recitals.

      "Additional Warrants" shall have the meaning set forth in the Recitals.

      "Additional Warrant Shares" shall have the meaning set forth in the Recitals.

      "Affiliate" of any specified Person means any other Person, directly or indirectly, controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

      "Agreement" and all references thereto means this Agreement as it may from time to time be amended, supplemented or modified.

      "Applicable Share" shall have the meaning set forth in Section 11(f).

      "Board" means the Board of Advisors of Holdings, as defined in the Holdings Operating Agreement, or any successor governing body of Holdings.

      "Commission" means the Securities and Exchange Commission.

      "Common Units" shall have the meaning set forth in the Recitals.

      "Conversion Right" shall have the meaning set forth in Section 7.

      "Current Market Price" shall have the meaning set forth in Section 11(f).

      "Co-Sale" shall have the meaning assigned to such term in the Purchase Agreement.

      "Estimated Tax Distribution" shall have the meaning assigned to such term in the Holdings Operating Agreement.

      "Exercise Price" shall have the meaning set forth in Section 7.

      "Exercise Rate" shall have the meaning set forth in Section 11.

      "Expiration Date" shall have the meaning set forth in Section 7.

      "Final Tax Distribution" shall have the meaning assigned to such term in the Holdings Operating Agreement.

      "GS Mezzanine" shall have the meaning set forth in the preamble to this Agreement.

      "GS Offshore" shall have the meaning set forth in the preamble to this Agreement.

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      "Holdings" shall have the meaning set forth in the first paragraph of this
Agreement.

      "Holdings Indenture" shall have the meaning set forth in the Recitals.

      "Holdings Notes" shall have the meaning set forth in the Recitals.

      "Holdings Operating Agreement" shall have the meaning assigned to such term in the Purchase Agreement.

      "Independent Financial Expert" shall have the meaning set forth in Section 12.

      "Independent Expert" shall have the meaning set forth in Section 12.

      "Manager" shall have the meaning assigned to such term in the Holdings Operating Agreement.

      "Original Holdings Notes" shall have the meaning set forth in the Recitals.

      "Original Warrants" shall have the meaning set forth in the Recitals.

      "Original Warrants Shares" shall have the meaning set forth in the Recitals.

      "Person" means any individual, corporation, partnership, limited liability company, association, joint venture, trust, unincorporated organization, government or any agency or political subdivision thereof or other entity.

      "Purchase Agreement" shall have the meaning set forth in the Recitals.

      "Purchasers" shall have the meaning set forth in the Recitals.

      "Recapitalization Agreement" shall have the meaning assigned to such term in the Purchase Agreement.

      "Register Office" shall have the meaning set forth in Section 6.

      "Securities Act" means the Securities Act of 1933, as amended.

      "Senior Financial Officer" means the chief financial officer, principal accounting officer, treasurer or controller of Holdings.

      "Transaction" shall have the meaning set forth in Section 11(j).

      "Transfer Agent" shall have the meaning set forth in Section 10.

      "Transfer Notice" shall have the meaning set forth in Section 6.

      "Value Report" shall have the meaning set forth in Section 12.

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      "Warrant holder(s) or "holders of Warrant certificates" means, in each case, registered holders of Warrant certificates.

      "Warrants" shall have the meaning set forth in the Recitals.

      "Warrant Shares" shall have the meaning set forth in the Recitals.

SECTION 2. WARRANT CERTIFICATES

      The Warrant certificates to be issued and delivered pursuant to this Agreement shall be in registered form only and shall be substantially in the form set forth in Exhibit A attached hereto.

SECTION 3. ISSUANCE OF WARRANTS.

      Holdings, (a) simultaneously with the Closing (as defined in the Purchase Agreement), shall deliver to each Purchaser duly executed Original Warrant certificates registered in the name of each Purchaser for the purchase of the number of Original Warrant Shares set forth opposite the name of such Purchaser on Schedule A, to this Agreement and (b) simultaneously with each Additional Closing (as defined in the Purchase Agreement), shall deliver to each Purchaser duly executed Additional Warrant certificates registered in the name of each Purchaser for the purchase of the number of Additional Warrant Shares which bears the same proportion to the aggregate number of the Additional Warrant Shares as the number of Original Warrant Shares for which the Original Warrants purchased by such Purchaser at the Closing are exercisable bears to the aggregate number of the Original Warrant Shares.

SECTION 4. EXECUTION OF WARRANT CERTIFICATES.

      Warrant certificates evidencing Warrants, each Warrant to purchase initially one Common Unit, shall be duly executed, on the date of this Agreement (in the case of Original Warrants) and on the date of each Additional Closing (in the case of Additional Warrants), by Holdings and delivered to the registered holders of the Warrants in accordance with the provisions of Section
3. Warrant certificates shall be signed on behalf of Holdings by its Manager or, upon conversion of Holdings into a corporation, by the Chief Executive Officer, the President, the Chief Operating Officer, any Vice-President, its Secretary or any Assistant Secretary of such corporation. Each such signature upon the Warrant certificates may be in the form of a facsimile signature of the present or any future Chairman of the Board, Manager, the Chief Executive Officer, the President, the Chief Operating Officer, any Vice-President, its Secretary or any Assistant Secretary and may be imprinted or otherwise reproduced on the Warrant certificates and, for that purpose, Holdings may adopt and use the facsimile signature of any person who shall have been Chairman of the Board, a Manager, the Chief Executive Officer, the President, the Chief Operating Officer, any Vice-President, its Secretary or any Assistant Secretary notwithstanding the fact that at the time the Warrant certificates shall be delivered or disposed of such Person shall have ceased to hold such office. In case any Manager or officer of Holdings who shall have signed any of the Warrant certificates shall cease to hold such office before such Warrant certificates shall have been delivered or disposed of by Holdings, such Warrant certificates nevertheless may be delivered or disposed of as though such Person had not ceased to hold such office. Any Warrant certificate may be signed on behalf of Holdings by any Person who, at the actual date of the execution of such Warrant certificate, shall be a Manager or

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a proper officer of Holdings to sign such Warrant certificate, although at the date of the execution of this Agreement such Person did not hold such office.

SECTION 5. REGISTRATION.

      Holdings shall number and register the Warrant certificates in a register as they are issued by Holdings. Holdings may deem and treat the registered holder(s) of the Warrant certificates as the absolute owner(s) thereof (notwithstanding any notation of ownership or other writing thereon made by anyone), for all purposes, and Holdings shall not be affected by any notice to the contrary.

SECTION 6. REGISTRATION OF TRANSFERS AND EXCHANGES.

      Holdings shall cause to be kept at its principal office (the "Register Office") a register in which, subject to such reasonable regulations as it may prescribe, Holdings shall provide for the registration of Warrant certificates and of transfers or exchanges of Warrant certificates at the Warrant holder's option. Holdings shall promptly register the transfer of any outstanding Warrant certificates upon the records to be maintained by it for that purpose, upon surrender thereof. Upon any such registration of transfer, a new Warrant certificate shall be issued to the transferee(s) and the surrendered Warrant certificate shall be canceled by Holdings. Canceled Warrant certificates shall thereafter be disposed of in a manner satisfactory to Holdings in accordance with any applicable laws. Whenever any Warrant certificates are surrendered for exchange, Holdings shall execute and deliver the Warrant certificates that the Warrant holder making the exchange is entitled to receive. All Warrant certificates issued upon any registration of transfer or exchange of Warrant certificates shall be the valid obligations of Holdings, evidencing the same obligations, and entitled to the same benefits under this Agreement, as the Warrant certificates surrendered for such registration of transfer or exchange. Every Warrant certificate surrendered for registration of transfer or exchange shall (if so required by Holdings) be duly endorsed, or be accompanied by a written instrument of transfer in the form of Exhibit B attached hereto, duly executed by the Warrant holder or its attorney duly authorized in writing. No service charge will be made for any registration of transfer or exchange upon surrender of Warrant certificates or any issuance of Warrant certificates pursuant to Section 3 or this Section 6, but Holdings may require payment of a sum sufficient to cover any stamp or other governmental charge or tax which may be imposed in connection with any such transfer or exchange. Any Warrant certificate when duly endorsed in blank (with signature guaranteed) shall be deemed negotiable. The holder of any Warrant certificate duly endorsed in blank may be treated by Holdings and all other Persons dealing therewith as the absolute owner thereof for any purpose and as the Person entitled to exercise the rights represented thereby, or to the transfer thereof on the register of Warrants maintained by Holdings, any notice to the contrary notwithstanding; but until such transfer on such register, Holdings may treat the registered Warrant holder as the owner for all purposes. In addition to any other legend which may be required by applicable law, each Warrant certificate representing Warrants and each certificate representing Warrant Shares issued upon exercise of the Warrant shall have endorsed to the extent appropriate, upon its face the following words:

      THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS

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      AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY JURISDICTION. SUCH
      SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, ASSIGNED, ENCUMBERED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO (I) A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES THAT IS EFFECTIVE UNDER SUCH ACT OR APPLICABLE STATE SECURITIES LAW, OR (II) ANY EXEMPTION FROM REGISTRATION UNDER SUCH ACT, OR APPLICABLE STATE SECURITIES LAW, RELATING TO THE DISPOSITION OF SECURITIES, INCLUDING RULE 144.

      THE SECURITIES REPRESENTED BY THIS CERTIFICATE ALSO ARE SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER AS SET FORTH IN THE HOLDINGS OPERATING AGREEMENT OF AMERICAN REPROGRAPHICS HOLDINGS, L.L.C. ("HOLDINGS"), DATED AS OF APRIL 10, 2000, AND INVESTOR UNITHOLDERS AGREEMENT OF HOLDINGS, DATED AS OF APRIL 10, 2000, COPIES OF EACH OF WHICH MAY BE OBTAINED FROM HOLDINGS. NO TRANSFER OF SUCH SECURITIES WILL BE MADE ON THE BOOKS OF HOLDINGS UNLESS ACCOMPANIED BY EVIDENCE OF COMPLIANCE WITH THE TERMS OF SUCH AGREEMENTS.

      Prior to any transfer or attempted transfer of any Warrants, the holder of such Warrants shall give 10 days' prior written notice (a "Transfer Notice") to Holdings of such holder's intention to effect such transfer, describing the manner and circumstances of the proposed transfer, and, if requested by Holdings, obtain from counsel to such holder, who shall be reasonably satisfactory to Holdings, an opinion that the proposed transfer of such Warrants may be effected without registration under the Securities Act, unless such requirement is waived by Holdings. After receipt of the Transfer Notice and opinion (unless waived by Holdings), Holdings shall, within five days thereof, so notify the holder of such Warrants and such holder shall thereupon, subject to compliance with the other restrictions on transfer contained herein, be entitled to transfer such Warrants, in accordance with the terms of the Transfer Notice. Each Warrant issued upon such transfer shall bear the restrictive legend with respect to the Securities Act set forth above, unless, in the opinion of counsel to such holder (which opinion must be reasonably satisfactory to Holdings and its counsel), such legend is not required in order to ensure compliance with the Securities Act. The holder of the Warrants giving the Transfer Notice shall not be entitled to transfer such Warrants until receipt of notice from Holdings under this Section 6.

      In addition to the transfer restrictions set forth in the preceding paragraph, no Warrants may be transferred in violation of the Holdings Operating Agreement or the Co-Sale Agreement, as long as they remain in effect. So long as the Holdings Operating Agreement and the Co-Sale Agreement remain in effect, each transferee of any Warrant, as a condition to such transfer, shall become a party to the Holdings Operating Agreement and to the Co-Sale Agreement and agree to be bound by their respective terms. Each Warrant issued upon such transfer shall bear the restrictive legend with respect to the Holdings Operating Agreement and the Co-Sale Agreement

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set forth above, unless the Holdings Operating Agreement and the Co-Sale
Agreement shall terminate in accordance with their respective terms.

SECTION 7. TERMS OF WARRANTS; EXERCISE OF WARRANTS.

      Subject to the terms of this Agreement, the Warrants may be exercised at any time after the date hereof. Each Warrant, when exercised in accordance with the terms hereof and upon payment in cash (or by tendering the Holdings Notes, as provided in the next succeeding paragraph) of the exercise price of $1,382.59 per unit (the "Exercise Price") will entitle the holder thereof to acquire from Holdings (and Holdings shall issue to such holder of a Warrant) one fully paid and nonassessable unit of Holdings' authorized but unissued Common Units (subject to adjustment as provided in Section 11). No cash dividend shall be paid to a holder of Warrant Shares issuable upon the exercise of Warrants unless such holder was, as of the record date for the declaration of such dividend, the record holder of such Warrant Shares.

      A Warrant may be exercised upon surrender to Holdings at the Register Office of the certificate or certificates evidencing the Warrants to be exercised with the form of election to purchase on the reverse thereof duly filled in and signed, together with payment to Holdings of the Exercise Price for each Warrant Share then exercised. To the extent any holder of a Warrant surrenders with such Warrant any Holdings Note then held by such holder, such holder shall be deemed to have paid that portion of the aggregate Exercise Price for all Warrant Shares then exercised equal to 100% of that portion of the Accreted Value (as defined in the Holdings Indenture) of, together with all accrued and unpaid interest on such portion of, any Holdings Note of such holder cancelled pursuant to this paragraph up to but excluding the date of such issuance of such Holdings Note which the holder thereof directs Holdings to accept as payment of such aggregate Exercise Price, which Holdings Note shall be cancelled and not reissued. To the extent the face amount of such surrendered Holdings Note is greater than the aggregate amount of the Exercise Price for all Warrant Shares then paid for by surrender thereof (exclusive of the portion of such exercise price paid for by interest, if any, on such Surrendered Note), Holdings shall deliver a new Holdings Note to the tendering holder thereof, in accordance with the provisions of the Holdings Indenture, dated the date of the original issuance of the tendered Holdings Note, in the face amount which bears the same proportion to the face amount of such surrendered Note immediately prior to such redemption as the unredeemed portion of the Accreted Value of such surrendered Note bears to the Accreted Value of such surrendered Note immediately prior to such redemption.

      In lieu of payment of the Exercise Price pursuant to the preceding paragraph, the Warrant holder shall have the right to require Holdings to convert the Warrants, in whole or in part and at any time or times (the "Conversion Right"), into Warrant Shares by surrendering to Holdings the certificate or certificates evidencing the Warrant to be converted with the form of notice of conversion on the reverse thereof duly filled in and signed. Upon exercise of the Conversion Right, Holdings shall deliver to the Warrant holder (without payment by the holder of the Warrant of any Exercise Price) that number of Warrant Shares which is equal to the quotient obtained by dividing (x) the value of the number of Warrants being exercised at the time the Warrants are exercised (determined by subtracting the aggregate Exercise Price for all such Warrants immediately prior to the exercise of the Warrants from the aggregate Current Market Price (determined pursuant to Section 11(f) of that number of Warrant Shares purchasable upon

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exercise of such Warrants immediately prior to the exercise of the Warrants
(taking into account all applicable adjustments pursuant to Section 11) by (y) the Current Market Price of one Common Unit immediately prior to the exercise of the Warrants.

      Subject to the provisions of Section 8, upon surrender of the Warrant certificate or certificates, Holdings shall issue and deliver with all reasonable dispatch, to or upon the written order of the Warrant holder and in such name or names as the Warrant holder may designate, a certificate or certificates for the number of Warrant Shares issuable or other securities or property to which such holder is entitled hereunder upon the exercise of such Warrants, including, at Holdings' option, any cash payable in lieu of fractional interests as provided in Section 13. Such certificate or certificates shall be deemed to have been issued and any Person so designated to be named therein shall be deemed to have become a holder of record of such Warrant Shares as of the date of the surrender of such Warrants and payment of the Exercise Price. Holdings may issue fractional Common Units upon exercise of any Warrants in accordance with Section 13.

      The Warrants shall be exercisable, at the election of the holders thereof, either in full or from time to time in part and, in the event that a certificate evidencing Warrants is exercised in respect of fewer than all of the Warrant Shares issuable on such exercise at any time prior to the Expiration Date, a new certificate evidencing the remaining Warrant or Warrants will be issued, and Holdings will duly execute and deliver the required new Warrant certificate or certificates pursuant to the provisions of Section 4 and this Section 7.

      All Warrant certificates surrendered upon exercise of Warrants shall be canceled by Holdings. Such canceled Warrant certificates shall then be disposed of in a manner satisfactory to Holdings and in accordance with any applicable law. Holdings shall account promptly in writing with respect to Warrants exercised and all monies received for the purchase of the Warrant Shares through the exercise of such Warrants. In the event that Holdings shall purchase or otherwise acquire Warrants, Holdings may elect to have the Warrants canceled and retired. Holdings shall keep copies of this Agreement and any notices given or received hereunder available for inspection by the registered Warrant holders during normal business hours and upon reasonable notice at the Register Office.

      Upon exercise of Warrants, the holder of Warrant Shares shall be admitted as a member of Holdings, in accordance with the Holdings Operating Agreement (which shall so provide).

SECTION 8. PAYMENT OF TAXES.

      Holdings will pay all taxes and other governmental charges attributable to the initial issuance of Warrant Shares upon the exercise of Warrants; provided, however, that Holdings shall not be required to pay any such taxes or charges which may be payable in respect of any transfer involved in the issue of any Warrant certificates or any certificates for Warrant Shares in a name other than that of the registered holder of a Warrant certificate surrendered upon the exercise of a Warrant, and Holdings shall not be required to issue or deliver such Warrant certificates unless or until the Person or Persons requesting the issuance thereof shall have paid to Holdings the amount of such taxes or charges or shall have established to the satisfaction of Holdings that such taxes or charges have been paid.

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SECTION 9. MUTILATED OR MISSING WARRANT CERTIFICATES.

      In case any of the Warrant certificates shall be mutilated, lost, stolen or destroyed, Holdings may in its discretion issue in exchange and substitution for and upon cancellation of the mutilated Warrant certificate, or in lieu of and substitution for the Warrant certificate lost, stolen or destroyed, a new Warrant certificate of like tenor and representing an equivalent number of Warrants, but only upon receipt of evidence satisfactory Holdings of such loss, theft or destruction of such Warrant certificate and indemnity and security therefor, if requested, also satisfactory (provided that if the Warrant holder is a Purchaser or another Warrant holder with a minimum net worth of at least $50,000,000, such Person's own unsecured agreement of indemnity shall be deemed to be satisfactory) to Holdings. Applicants for such substitute Warrant certificates shall also comply with such other reasonable regulations and pay such other reasonable charges as Holdings may prescribe.

SECTION 10. RESERVATIONS OF WARRANT SHARES.

      Holdings (i) shall at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued Common Units, for the purpose of enabling it to satisfy any obligation to issue Warrant Shares upon exercise of Warrants, the maximum number of Common Units which would then be deliverable upon the exercise of all outstanding Warrants if all such outstanding Warrants were then exercisable and (ii) if then converted into a corporation shall not take any action which results in any adjustment of the number of Warrant Shares if the total number of Warrant Shares issuable after the action upon the exercise of all of the Warrant Shares would exceed the total number of shares of common stock then authorized by Holdings' articles of incorporation and available for the purpose of issue upon such exercise.

      The transfer agent for the Common Units (which may be Holdings if it is acting as transfer agent) (the "Transfer Agent") and every subsequent transfer agent for any units of Holdings' equity issuable upon the exercise of any of the rights of purchase aforesaid will be irrevocably authorized and directed at all times to reserve such number of authorized units as shall be required for such purpose. Holdings will keep a copy of this Agreement on file with the Transfer Agent for any units of Holdings' equity issuable upon the exercise of the rights of purchase represented by the Warrants. Holdings will supply such Transfer Agent with duly executed stock certificates for purposes of honoring all outstanding Warrants upon exercise thereof in accordance with the terms of this Agreement and Holdings will provide or otherwise make available any cash which may be payable as provided in Section 13. Holdings will furnish such Transfer Agent a copy of all notices of adjustments and certificates related thereto which are transmitted to each Warrant holder pursuant to Section 14.

      Holdings covenants that all Warrant Shares which may be issued upon exercise of Warrants have been duly authorized and will, upon payment of the Exercise Price or upon the exercise of the Conversion Right and issuance, be duly and validly issued, fully paid and nonassessable, free of preemptive rights and free from all taxes, liens, charges and security interests with respect to the issue thereof.

SECTION 11. ADJUSTMENT OF NUMBER OF WARRANT SHARES.

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      Each Warrant will initially be exercisable by the holder thereof into one unit of Common Stock at the Exercise Price. The number of Warrant Shares that may be purchased upon the exercise of each Warrant (the "Exercise Rate") will be subject to adjustment from time to time upon the occurrence of the events enumerated in this Section 11. For purposes of this Section 11, "Common Stock" means the Common Units and any other equity of Holdings into or for which such Common Units are converted or exchanged as a result of a conversion of Holdings into a corporation in connection with an IPO or pursuant to any merger, consolidation, or recapitalization involving Holdings, in each case, for which the Warrants may be exercised and where, as a result of this definition, the term refers to more than one class of securities, the adjustment provisions of this Section 11 shall be equitably adjusted to achieve as nearly as practicable the intended result as evidenced by the text of such adjustment provisions.

      (a) Adjustments for Change in Common Stock. If at any time after the date of this Agreement Holdings:

            (1) pays a dividend or makes a distribution on its Common Stock exclusively in shares of its Common Stock;

            (2) subdivides its outstanding units of Common Stock into a greater number of units;

            (3) combines its outstanding units of Common Stock into a smaller number of units;

            (4) pays a dividend or makes a distribution on its Common Stock in units of its equity other than Common Stock; or

            (5) issues by reclassification of its Common Stock any equity of Holdings;

then the Exercise Rate in effect immediately prior to such action shall be proportionately adjusted upon occurrence of such event so that the holder of any Warrant thereafter exercised may receive the aggregate number and kind of units of equity of Holdings which such holder would have owned immediately following such action if such Warrant had been exercised immediately prior to such action. If upon exercise of a Warrant after an adjustment to the Exercise Rate pursuant to clauses (4) or (5) of this Section 11(a), the holder of such Warrant may receive units of two or more classes or series of equity of Holdings, the exercise rights and the Exercise Rate of each class of equity shall thereafter be subject to further adjustment on terms comparable to those applicable to Common Stock in this Section 11. The adjustment pursuant to this Section 11(a) shall be made successively each time that any event listed in this Section 11(a) above shall occur.

      (b) Adjustment for Rights Issue. In case Holdings shall issue to all holders of Common Stock, or shall make a dividend or other distribution on the Common Stock consisting exclusively of, rights, options or warrants entitling the holders thereof to subscribe for or purchase Common Stock or securities convertible into or exchangeable for Common Stock at a price per unit (determined in the case of such rights, options, warrants or convertible or exchangeable securities, by dividing (x) the total consideration payable to Holdings upon exercise, conversion or exchange of such rights, options, warrants or convertible or exchangeable

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securities, by (y) the total number of units of such class or series of Common
Stock covered by such rights, options, warrants or convertible or exchangeable securities) less than the Current Market Price (determined as provided in paragraph (f) of this Section 11) on the date fixed for the determination of unitholders entitled to receive such rights, options, or warrants or convertible or exchangeable securities, the number of Warrant Shares for which each Warrant may be exercised shall be determined (and the Exercise Rate shall be appropriately adjusted) by multiplying the number of Warrant Shares issuable upon exercise of such Warrant immediately prior to the close of business on the date fixed for the determination of unitholders entitled to receive such rights, options or warrants, or convertible or exchangeable securities, by a fraction (not less than one) of which the numerator shall be the number of units of Common Stock outstanding immediately after giving effect to such dividend or other distribution (and assuming that such rights, options, warrants or convertible or exchangeable securities had been fully exercised or converted, as the case may be) and the denominator of which shall be the number of units of Common Stock outstanding at the close of business on the date fixed for the determination of unitholders entitled to receive such rights, options, or warrants or convertible or exchangeable securities plus the number of units of Common Stock determined by dividing the aggregate consideration that would be received by Holdings for the additional units of Common Stock to be issued, purchased or subscribed for upon exercise of such rights, options or warrants or upon conversion or exchange of such convertible or exchangeable securities by the Current Market Price (determined as provided in paragraph (f) of this Section 11) on the date fixed for the determination of unitholders entitled to receive such rights, options or warrants, or convertible or exchangeable securities; provided, however, that no further adjustment to the number of Warrant Shares shall be made upon the subsequent issue or sale of Common Stock pursuant to such rights, options or warrants or convertible or exchangeable securities. For the purposes of this paragraph (b), the number of units of Common Stock at any time outstanding shall include units issuable in respect of scrip certificates issued in lieu of fractions of Common Stock.

      (c) Adjustments for Issuances. In case Holdings shall issue Common Stock or rights, options or warrants entitling the holders thereof to subscribe for or purchase Common Stock or securities convertible into or exchangeable for Common Stock for a consideration per unit of Common Stock (determined in the case of such rights, options, warrants or convertible or exchangeable securities, by dividing (x) the total amount receivable by Holdings in consideration of the sale and issuance of such rights, options, warrants or convertible or exchangeable securities, plus the total consideration payable to Holdings upon exercise, conversion or exchange thereof, by (y) the total number of units of Common Stock covered by such rights, options, warrants or convertible or exchangeable securities) less than the Current Market Price (determined as provided in paragraph (f) of this Section 11), the number of Warrant Shares for which each Warrant may be exercised shall be determined (and the Exercise Price shall be appropriately adjusted) by multiplying the number of Warrant Shares issuable immediately prior to the close of business on the date on which Holdings fixes the offering price of such additional units by a fraction (not less than one) of which the numerator shall be the number of units of Common Stock outstanding immediately after giving effect to such issuance (and assuming, in the case of rights, options, warrants or convertible or exchangeable securities that such rights, options, warrants or convertible or exchangeable securities had been fully exercised or converted, as the case may
be) and the denominator of which shall be the number of units of Common Stock outstanding at the close of business on the date on which Holdings fixes the offering price of such additional units plus a number of units of Common Stock determined by dividing the aggregate consideration received by or payable to Holdings for the additional units of Common Stock so issued or sold or to be issued, purchased or subscribed for upon exercise of such rights, options or warrants or upon conversion or exchange of such convertible or exchangeable securities by the Current Market Price (determined as provided in paragraph (f) of this Section 11) on the date on which Holdings fixes the offering price of such additional units; provided that, in the event that Holdings issues equity securities as part of a unit with debt securities, the allocation of the purchase price shall be determined in good faith by the Board of Advisors of Holdings. The increase in the number of Warrant Shares provided for in the preceding sentence shall not apply upon (i) the issuance of securities in transactions described in paragraphs (a) or (b) of this Section 11, or pursuant to the exercise, exchange or conversion of any such securities issued under this paragraph (c); (ii) the issuance of Common Stock to unitholders of any Person that immediately or subsequently merges with or into Holdings or any subsidiary thereof in proportion to their stock holdings of such Person immediately prior to such merger; (iii) the issuance of Common Stock in a bona fide underwritten public offering; (iv) exercise of the Management Options (as defined in the Purchase Agreement); (v) the issuance of Common Stock upon the exercise of Management Options (as defined in the Purchase Agreement) outstanding on the Closing Date; (vi) the issuance of Additional Warrants; (vii) issuances of Common Stock to independent third party sellers in connection with the Permitted Acquisitions (as defined in an indenture in respect of the Holdings Notes) has to exceed 10% in the aggregate of the Common Stock of Holdings on a fully diluted basis; or (viii) the issuance of Common Stock upon the exercise of Warrants.

      (d) Superseding Adjustment. If, at any time (x) after any adjustment in the number of units issuable upon exercise of the Warrants shall have been made pursuant to Section 11(b) or 11(c) on the basis of the issuance of rights, options or warrants entitling the holders thereof to subscribe for or purchase Common Stock or securities convertible into or exchangeable for Common Stock, or
(y) after new adjustments in the number of units issuable upon exercise of the Warrants shall have been made pursuant to this Section 11(d).

            (i) the right of conversion, exercise or exchange in such rights, options or warrants, or convertible or exchangeable securities shall expire, and the right of conversion, exercise or exchange in respect of any or all of such rights, options or warrants, or convertible or exchangeable securities shall not have been exercised, and/or

            (ii) the consideration per unit for which units of Common Stock are issuable pursuant to the terms of such rights, options or warrants, or convertible or exchangeable securities shall be increased or decreased by virtue of provisions therein or by virtue of the conversion rate or exchange rate of such security being changed contained for an automatic increase or decrease in such consideration per unit upon the arrival of a specified date or the happening of a specified event or by agreement between Holdings and the holders of such securities, such previous adjustment shall be rescinded and annulled. Thereupon, a recomputation shall be made of the effect of such rights, options or warrants, or convertible or exchangeable securities on the basis of

            (iii) treating the number of units of Common Stock, if any, theretofore actually issued or issuable pursuant to the previous exercise of such right of conversion, exercise or exchange as having been issued on the date or dates of such exercise and for the consideration actually received and receivable therefor, and treating the rights, options or warrants, or convertible or exchangeable securities which have expired and shall not have been exercised as if such securities had not been issued, and

            (iv) with respect to securities as to which the consideration per unit of Common Stock has been changed, treating any such rights, options or warrants or convertible or exchangeable securities which then remain outstanding as having been granted or issued immediately after the time of such increase or decrease for the consideration per unit for which units of Common Stock are issuable under such rights, options or warrants or convertible or exchangeable securities, and in each such case, a new adjustment in the number of units issuable upon exercise of the Warrants shall be made, which new adjustment shall supersede the previous adjustment so rescinded and annulled. No adjustment in the number of units issuable upon exercise of the Warrants pursuant to this Section 11(d) shall change the number of or otherwise affect any units of Common Stock issued prior to such adjustment upon exercise of the Warrants.

      (e) Adjustment for Other Distributions. In case Holdings shall (i) make a dividend or other distribution on the Common Stock (other than a distribution covered by any of paragraphs (a), (b), or (c) of this Section 11 and other than the Final Tax Distributions and the Estimated Tax Distributions made in accordance with Section 6.1 of the Holdings Operating Agreement, to the extent permitted by the Credit Agreement (as defined in the Purchase Agreement) and by the Purchase Agreement), (ii) purchase or otherwise acquire for value any units of Common Stock, then the number of Warrant Shares for which each Warrant may be exercised shall be determined by multiplying the number of Warrant Shares issuable upon exercise of such Warrant immediately prior to the close of business on the date fixed for the determination of unitholders entitled to receive such distribution or the date of such purchase by a fraction (not less than one) of which the numerator shall be the Current Market Price (determined as provided in paragraph (f) of this Section 11) on the date fixed for the determination of unitholders entitled to receive such distribution on the date of such purchase and the denominator of which shall be such Current Market Price minus the result obtained by dividing the aggregate amount of cash and the fair market value of any property distributed or paid to effect such distribution or repurchase, as the case may be, by the number of units of Common Stock outstanding immediately prior to the date fixed for the determination of unitholders entitled to receive such distribution on the date of such purchase; provided that, any particular adjustment of the number of Warrant Shares pursuant to this paragraph (e) shall be of no force and effect if Holdings pays in respect of a distribution or a purchase which gave rise to such adjustment to each Warrant holder, upon exercise of such Warrant holder's Warrant(s), an amount of consideration to which such Warrant holder would have been entitled in connection with such distribution or purchase had such Warrant holder exercised its Warrant(s) immediately prior to the close of business on the date fixed for the determination of unitholders entitled to receive such distribution or the date of such purchase.

      (f)   Current Market Price. For the purpose of any computation under this
Section 11, the current market price (the "Current Market Price") per unit of Common Stock of Holdings or any other security) (the "Applicable Share") on any date shall be deemed to be the average of the daily closing prices of such Applicable Share on the principal national securities exchange, on which the Applicable Shares are listed or admitted to trading or, if the Applicable Shares are not so listed, the average daily closing bid prices of such Applicable Shares on the NASDAQ National Market System if the Applicable Shares are quoted thereon, in any such case, for the 20 consecutive trading days ending on the 5th trading day before the date in question. If, on any date on which computation of the Current Market Price is to be made hereunder, the Applicable Shares are not so listed or quoted on a national securities exchange or the NASDAQ National Market System, the Current Market Price (except as otherwise provided herein) shall be determined in accordance with Section 12.

      (g) No Amendments. Holdings will not, by amendment of the Holdings Operating Agreement or through any consolidation, merger, reorganization, transfer of assets, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Agreement, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Warrant holders thereof against dilution or other impairment. Without limiting the generality of the foregoing, Holdings (i) will take all such action as may be necessary of appropriate in order that Holdings may validly and legally issue Common Stock on the exercise of the Warrants from time to time outstanding and (ii) will not take any action which results in any adjustment of the number of Warrant Shares if the total number of units of Common Stock issuable after the action upon the exercise of all of the Warrants would exceed the total number of units of Common Stock then authorized by Holdings' articles of organization and available for the purposes of issue upon such exercise.

      (h) Voluntary Increases. Holdings may, but shall not be obligated to, make such increases in the number of Warrant Shares, in addition to those required by paragraphs (a) through (c) of this Section 11, as it considers to be advisable in order that any event treated for United States federal income tax purposes as a dividend of stock or stock rights shall not be taxable to the recipients or if that is not possible, to diminish any income taxes that are otherwise payable because of such event.

      (i) When De Minimis Adjustment May Be Deferred. No adjustment in the number of Warrant Shares shall be required unless such adjustment (plus any other adjustments not previously made by reason of this paragraph (i)) would require an increase or decrease of at least 0.5% in the number of Warrant Shares; provided, however, that any adjustments which by reason of this paragraph (i) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

      (j) Consolidation, Merger, Reorganization or Recapitalization of Holdings. In case at any time Holdings shall be a party to any transaction (including, without limitation, a merger, consolidation, sale of all or substantially all of Holdings' assets, liquidation or recapitalization of the Common Stock not subject to adjustment under any of the paragraphs (a) through
(h) of this Section 11) in which the previously outstanding Common Stock shall be converted or changed into or exchanged for different securities of Holdings or Common Stock or other securities of another corporation or interests in a non-corporate entity or other property (including cash) or any combination of the foregoing (each such transaction being herein called a "Transaction"), then, as a condition of the consummation of the Transaction, lawful and adequate provision shall be made so that each holder of a Warrant, upon the exercise thereof at any time on or after the consummation of the Transaction, shall be entitled to receive, and such Warrant shall thereafter represent the right to receive, in lieu of the Common Stock issuable upon such conversion prior to such consummation, the securities, cash or other property to which such holder would have been entitled upon consummation of the Transaction if such holder had exercised such Warrant immediately prior thereto (subject to adjustments from and after the consummation date as nearly equivalent as possible to the adjustments provided for in this Section 11). Holdings will not effect any Transaction unless prior to the consummation thereof each corporation or entity (other than Holdings) which may be required to deliver any securities or other property upon the exercise of the Warrants as provided herein shall assume, by written instrument delivered to each holder of the Warrants, the obligation to deliver to such holder such securities or other property as in accordance with the foregoing provisions such holder may be entitled to receive, and such corporation or entity shall have similarly mailed or delivered to each holder of the Warrants an opinion of counsel for such corporation or entity, reasonably satisfactory to the holders of a majority of the Warrants then outstanding, which opinion shall state that all of the outstanding Warrants, including, without limitation, the provisions of this Section 11, shall thereafter continue in full force and effect and shall be enforceable against Holdings and such corporation or entity in accordance with the terms hereof and thereof, together with such other matters as such holders may reasonably request. The foregoing provisions of this
Section 11(j) shall similarly apply to successive mergers, consolidations, sales of assets, liquidations and recapitalizations.

      (k) Consideration Received. For purposes of any computation respecting consideration received pursuant to this Section 11, the following shall apply:

            (1) in the case of the issuance of units of Common Stock for cash, the consideration shall be the amount of such cash, provided that in no case shall any deduction be made for any commissions, discounts or other expenses incurred by Holdings for any underwriting of the issue or otherwise in connection therewith;

            (2) in the case of the issuance of units of Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair market value thereof as determined in accordance with Section 12; and

            (3) in the case of the issuance of securities convertible into or exchangeable for units, the aggregate consideration received therefor shall be deemed to be the consideration received by Holdings for the issuance of such securities plus the additional minimum consideration, if any, to be received by Holdings upon the conversion or exchange thereof (the consideration in each case to be determined in the same manner as provided in clauses (1) and (2) of this paragraph (k)).

      (l)   When Issuance or Payment May Be Deferred. In any case in which this
Section 11 shall require that an adjustment in the Exercise Rate be made effective as of a record date for a specified event, Holdings may elect to defer until the occurrence of such event (i) issuing to the holder of any Warrant exercised after such record date the Warrant Shares and other equity of Holdings, if any, issuable upon such exercise over and above the Warrant Shares and other equity of Holdings, if any, issuable upon such exercise on the basis of the Exercise Rate and (ii) paying to such holder any amount in cash in lieu of a fractional unit pursuant to Section 13; provided, however, that Holdings shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional Warrant Shares, other equity and cash upon the occurrence of the event requiring such adjustment.

      (m) Form of Warrants. Irrespective of any adjustments in the Exercise Price or the Exercise Rate or kind of units or other assets purchasable upon the exercise of the Warrants, Warrants theretofore or thereafter issued may continue to express the same price and number and kind of units or other assets as are stated in the Warrants initially issuable pursuant to this Agreement.

      (n) Adjustment in Exercise Price. Upon each adjustment in the number of Warrant Shares for which a Warrant is exercisable pursuant to this Section 11, the Exercise Price for such Warrant shall be adjusted to equal an amount per unit of Common Stock equal to the Exercise Price before such adjustment multiplied by a fraction, of which the numerator is the number of Warrant Shares for which a Warrant is exercisable immediately before giving effect to such adjustment and the denominator of which is the number of Warrant Shares for which a Warrant is exercisable immediately after giving effect to such adjustment; provided, however, that in no event shall the Exercise Price be reduced below the par value (if any) of the Common Stock for which the Warrant is exercisable.

      (o) No Dilution or Impairment. If any event shall occur as to which the provisions of Section 11 are not strictly applicable but the failure to make any adjustment would adversely affect the purchase rights represented by the Warrants in a way that is contrary to the manifest and essential intent and principles of Section 11, then, in each such case, Holdings shall appoint an Independent Financial Expert, which shall give its opinion upon the adjustment, if any, on a basis consistent with the essential intent and principles established in Section 11 of this Agreement to preserve, without dilution, such exercise rights. Upon receipt of such opinion, Holdings will promptly mail a copy thereof to the holders and shall make the adjustments described therein. Holdings will at all times in good faith assist in the carrying out of the terms of this Agreement.

SECTION 12. VALUATION BY INDEPENDENT FINANCIAL EXPERT.

      For purposes of this Agreement, the Current Market Price of Warrant Shares or other property shall be equal to the Fair Market Value (as defined below) of such Warrant Shares or property, as the case may be, and will be determined as follows. At any time the Current Market Price of Warrant Shares or other property is to be determined under this Agreement, Holdings and the Warrant holders holding Warrants representing a majority of the Warrant Shares will each, within thirty (30) days of receipt by the relevant party of such notice or within thirty (30) days after the date fixed under this Agreement for such determination, (i) appoint a nationally recognized investment bank with experience in transactions of comparable size and magnitude (an "Independent Financial Expert") to determine the Fair Market Value of such Warrant Shares or other property, as the case may be, and (ii) cause the Independent Financial Expert so appointed by it as promptly as possible after such appointment, to prepare and to deliver to the other party or parties hereto a written report (a "Value Report") specifying such Fair Market Value within the time period specified below. Should one party (or the Independent Financial Expert selected by such party) fail to act timely to appoint an Independent Financial Expert or cause such Independent Financial Expert to deliver its Value Report within the time period specified below, then the Independent Financial Expert appointed by the other party shall alone determine the Fair Market Value of the Warrant Shares or other property, as the case may be, which determination shall be conclusive for all purposes hereof. If the two Value Reports so delivered by each Independent Financial Expert provide values such that the higher one is not more than 20% greater than the lower one, the average of the two values will be taken as the Fair Market Value of the Warrant Shares or other property, as the case may be, which average shall be conclusive for all purposes of establishing such Fair Market Value hereunder. If the valuations specified in the two Value Reports differ by more than 20%, Holdings and Warrant holders holding Warrants representing a majority of the Warrant Shares will jointly appoint an additional Independent Financial Expert (the "Independent Expert") to perform a third valuation and prepare a third Value Report. If Holdings and such Warrant holders are unable to agree on the selection of the Independent Expert, a body agreed to by both parties or, on the failure of such agreement, American Arbitration Association will be requested by Holdings and the Warrant holders jointly to appoint another Independent Expert to perform a third valuation. Such Independent Expert shall not have performed significant work for either Holdings or the Warrant holders during the immediately preceding one year. In such circumstance, the Fair Market Value of the Warrant Shares or other property, as the case may be, will be equal to (i) if the Fair Market Value specified in the Value Report prepared by the Independent Expert is in between the valuations specified on the two other Value Reports, an amount equal to the average of the two valuations that are closest in amount, (ii) if the Fair Market Value specified in the Value Report prepared by the Independent Expert is equal to or greater than the highest of the two valuations specified in the two initial Value Reports, an amount equal to the highest of such two initial valuations and
(iii) if the Fair Market Value specified in the Value Report prepared by the Independent Expert is equal to or lower than the lowest of the two valuations specified in the two initial Value Reports, an amount equal to the lower of such two initial valuations. Holdings shall provide all Independent Financial Experts with the same financial and operational information for conducting their valuation. Holdings shall use its best efforts to ensure that the information shall be complete and accurate in all material respects and that any forecasts shall be based on unbiased assessments made in good faith. Holdings shall cooperate fully with such Independent Financial Experts in the conduct of their valuation, including making management reasonably available and offering access to the premises of Holdings to the Independent Financial Experts during regular business hours and on reasonable notice. The Independent Expert shall not be apprised by either party of the two initial valuations prior to delivery of its own Value Report.

      "Fair Market Value" of the Warrant Shares or other property, as the case may be, as of the date of determination shall mean the price that a willing buyer would pay to a willing seller for the relevant Warrant Shares or other property, as the case may be, in an arm's length transaction, with neither party being under any immediate obligation or need to consummate the transaction, it being understood that the buyer and seller in arriving at such price in determining the value of Warrant Shares would each consider, among other factors, the past and prospective earnings of Holdings, the initial public offering value of Holdings if Common Units of Holdings were offered to the public in a widely distributed initial public offering and listed on one or more major stock exchanges, and comparable stock market valuations assuming such Common Units are publicly traded and widely distributed with no discount for lack of liquidity; provided that such valuation shall exclude any minority discount.

      The Fair Market Value for the Warrant Shares or other property, as the case may be, shall be stated in U.S. dollars. Holdings and the Warrant holders shall each be responsible for all compensation of the Independent Financial Expert appointed by them and the costs of a third Independent Financial Expert, if required, shall be borne by a party whose valuation is not included in computing the final Fair Market Value. The Independent Financial Experts shall submit their valuations simultaneously to Holdings and the Warrant holders at 12:00 noon New York time on the thirtieth day after being jointly instructed by Holdings and the Warrant holders to initiate the valuation calculation or, if such day is not a business day, on the next business day. If a third valuation is required, the Independent Expert shall submit its valuation to the parties within 60 days of its appointment or, if such day is not a business day, on the next business day.

SECTION 13. FRACTIONAL INTERESTS.

      Holdings shall not be required to issue fractional Warrant Shares on the exercise of Warrants, although it may do so in its sole discretion. If more than one Warrant shall be presented for exercise in full at the same time by the same holder, the number of full Warrant Shares which shall be issuable upon the exercise thereof shall be computed on the basis of the aggregate number of Warrant Shares purchasable on exercise of the Warrants so presented. If any fraction of a Warrant Share would, except for the provisions of this Section 13, be issuable upon the exercise of any such Warrants (or specified portion thereof), Holdings shall notify the Warrant holder exercising the Warrants in writing of the amount to be paid in lieu of the fraction of a Warrant Share and concurrently shall pay to the Warrant holder an amount in cash equal to the Current Market Value per Warrant Share, as determined on the day immediately preceding the date the Warrant is presented for exercise, multiplied by such fraction, computed to the nearest whole cent.

SECTION 14. NOTICES TO WARRANT HOLDERS; RIGHTS OF WARRANT HOLDERS.

      Upon any adjustment of the number of Warrant Shares pursuant to Section 11, Holdings shall promptly thereafter (i) file with the Register Office a certificate of the Senior Financial Officer of Holdings (unless the Purchasers request a certificate of a firm of independent public accountants of recognized standing selected by the Board (who may be the regular auditors of Holdings)) setting forth the number of Warrant Shares (or portion thereof) issuable after such adjustment, upon exercise of a Warrant and (ii) give to each of the registered holders of the Warrant certificates at his or her address appearing on the Warrant register written notice of such adjustments by first-class mail, postage prepaid. Where appropriate, such notice may be given in advance and included as a part of the notice required to be mailed under the other provisions of this Section 14.

      In case Holdings shall authorize:

      (a) the issuance of any dividend or other distribution on the Common Units, whether in cash, equity, or other securities, evidences of indebtedness or other property; or

      (b) any action which would require an adjustment of the number of Warrant Shares pursuant to Section 11; or

      (c) any conversion of Holdings into a corporation in connection with an IPO or otherwise; or

      (d) any tender offer or exchange offer by Holdings for Common Units or Common Units open market repurchase program, in either case, involving more than 3% of the outstanding Common Units; or

      (e) of the voluntary or involuntary dissolution, liquidation or winding up of Holdings;

then Holdings shall cause to be filed with the Register Office and shall give to each of the registered holders of the Warrant certificates at the address appearing on the Warrant register, a written notice delivered by any method provided in Section 16, at least 20 business days (or 10 business days in any case specified in clause (b) above) prior to the applicable record date hereinafter specified, or, in the case of events for which there is no record date, at least 20 business days before the effective date of such event or the commencement of such tender offer, exchange offer, or repurchase program; provided that such notice period shall be extended by the number of days that the Warrant Shares cannot be exercised under Section 7. Any written notice provided pursuant to this Section 14 shall state (i) the date as of which the holders of record of Common Units are entitled to receive any such rights, options, warrants or distribution are to be determined, or (ii) the commencement date of any tender offer, exchange offer or repurchase program for Common Units, or (iii) the date on which any such consolidation, merger, conveyance, transfer, reclassification, dissolution, liquidation or winding up is expected to become effective or consummated, and the date as of which it is expected that holders of record of Common Units shall be entitled to exchange such units for securities or other property, if any, deliverable upon such consolidation, merger, conveyance, transfer, reclassification, dissolution, liquidation or winding up. The failure to give the notice required by this Section 14 or any defect therein shall not affect the legality or validity of any issuance, right, option, warrant, distribution, tender offer, exchange offer, repurchase program, consolidation, merger, conveyance, transfer, reclassification, dissolution, liquidation or winding up, or the vote upon any action.

      Nothing contained in this Agreement or in any of the Warrant certificates shall be construed as conferring upon the holders thereof the right to vote or to consent or to receive notice of meetings of unitholders or the appointment of managers of Holdings or any other matter, or any other rights of unitholders of Holdings, including any right to receive dividends. In addition, the holders of Warrant certificates shall have no preemptive rights and shall not be entitled to share in the assets of Holdings in the event of the liquidation, dissolution or winding up of Holdings' affairs.

SECTION 15. NOTICES.

      Any notice or demand authorized by this Agreement to be given or made by Holdings or by the registered holder of any Warrant certificate to Holdings shall be sufficiently given or made when deposited in the mail, first class or registered, postage prepaid, addressed, or when sent via facsimile, as follows:

      American Reprographics Company Holdings, L.L.C.
      900 Palm Avenue
      South Pasadena, California 91030
      Telecopy: (626) 441-6649
      Attention: Manager

      with copies to:

      Code Hennessy & Simmons L.L.C.
      10 South Wacker Drive, Suite 3175
      Chicago, Illinois 60606
      Telecopy: (312) 876-3854
      Attention: Thomas J. Formolo

      and

      Altheimer & Gray
      10 South Wacker Drive, Suite 4000
      Chicago, Illinois 60606
      Telecopy: (312) 715-4800
      Attention: Nancy Kasko, Esq.

      Any notice pursuant to this Agreement to be given by Holdings to the Purchaser shall be sufficiently given when deposited in the mail, first-class or registered, postage prepaid, addressed (until another address is provided in writing by such Purchaser to Holdings) to the Purchaser, or when sent via facsimile, as follows:

      GS Mezzanine Partners, L.P.
      85 Broad Street
      New York, New York 10004
      Telecopy: (212) 902-3000
      Attention: Ben Adler, Esq.

      with a copy to:

      Fried, Frank, Harris, Shriver & Jacobson
      One New York Plaza
      New York, New York 10004
      Telecopy: (212) 859-8586
      Attention: Arthur S. Kaufman, Esq.

SECTION 16. SUPPLEMENTS AND AMENDMENTS.

      Holdings may from time to time supplement or amend this Agreement without the approval of any holders of Warrant certificates in order to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent with any other provision herein, or to make any other provisions in regard to matters or questions arising hereunder which Holdings may deem necessary or desirable and which shall not in any way adversely affect the interests of the holders of Warrant certificates. Any amendment or supplement to this Agreement that has an adverse effect on the interests of holders of Warrant certificates shall require the written consent of registered holders of fifty percent of the then outstanding Warrants. The consent of each holder of a Warrant affected shall be required for any amendment pursuant to which the Exercise Price would be increased or the number of Warrant Shares for or into which a Warrant may be exercised or convertible would be decreased (other than in connection with a waiver of any provisions of Section 10). Notwithstanding anything herein to the contrary, if this Agreement is amended pursuant to Section 2.4(e) of the Purchase Agreement, such amendment shall require the written consent of the Company and the Purchasers only.

SECTION 17. SUCCESSORS.

      All the covenants and provisions of this Agreement by or for the benefit of Holdings shall bind and inure to the benefit of their respective successors and assigns hereunder. If Holdings is converted into a corporation, the terms of this Agreement shall be modified to provide the same substantive rights but in the form appropriate for a corporation.

SECTION 18. TERMINATION.

      This Agreement shall terminate on the date on which all Warrants have been exercised or lapsed.

SECTION 19. GOVERNING LAW.

      THIS AGREEMENT AND EACH WARRANT CERTIFICATE ISSUED HEREUNDER SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

SECTION 20. BENEFITS OF THIS AGREEMENT.

      Nothing in this Agreement shall be construed to give to any Person other than Holdings and the registered holders of Warrant certificates any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of Holdings and the registered holders of the Warrant certificates.

SECTION 21. HEADINGS.

      The descriptive headings of the several Sections and paragraphs of this Agreement inserted for convenience only, do not constitute a part of this Agreement and shall not affect in any way the meanings or interpretation of this Agreement.

SECTION 22. SUBMISSION TO JURISDICTION.

      If any action, proceeding or litigation shall be brought by the Purchasers, any holder of Warrants or Holdings in order to enforce any right or remedy under this Agreement the parties hereto hereby consent and will submit, and will cause each of its subsidiaries to submit, to the jurisdiction of any state or federal court of competent jurisdiction sitting within the area comprising the Southern District of New York on the date of this Agreement. The parties hereto hereby irrevocably waive any objection, including, but not limited to, any objection to the laying of venue or based on the grounds of forum non conveniens, which they may now or hereafter have to the bringing of any such action, proceeding or litigation in such jurisdiction.

SECTION 23. WAIVER OF JURY TRIAL.

      THE PARTIES HERETO HEREBY WAIVE ANY RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION, PROCEEDING OR LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OF THE WARRANTS.

SECTION 24. SERVICE OF PROCESS.

      Nothing herein shall affect the right of any holder of a Security to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against Holdings in any other jurisdiction.

SECTION 25. COUNTERPARTS.

      This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.

                                         AMERICAN REPROGRAPHICS HOLDINGS,
                                         L.L.C.

                                         By: /s/ M. W. LEGG
                                            ------------------------------------
                                            Name: MARK LEGG
                                            Title: CHIEF FINANCIAL OFFICER AND
                                                   SECRETARY

                                         GS MEZZANINE PARTNERS II, L.P.

                                         By: GS MEZZANINE ADVISORS II, L.L.C.,
                                             its general partner

                                         By: /s/ J. E. BOWMAN
                                            ------------------------------------
                                            Name: JOHN E. BOWMAN
                                            Title: VICE PRESIDENT

                                         GS MEZZANINE PARTNERS OFFSHORE II, L.P.

                                         By: GS MEZZANINE ADVISORS II, L.L.C.,
                                             its general partner

                                         By: /s/ J. E. BOWMAN
                                            ------------------------------------
                                            Name: JOHN E. BOWMAN
                                            Title: VICE PRESIDENT

                                                                       EXHIBIT A

                           Form of Warrant Certificate
                                     [Face]

[Date]

No. ___                                                          _____ Warrants

                               Warrant Certificate
                     AMERICAN REPROGRAPHICS HOLDINGS. L.L.C.

      This Warrant Certificate certifies that ______________________________ , or registered assigns, is the registered holder of _____________ Warrants (the "Warrants") to purchase an aggregate of common units (the "Common Units"), of American Reprographics Holdings, L.L.C., a ____________________________ limited liability company (the "Company"). Each Warrant entitles the holder upon exercise to purchase from Holdings at any time after the date hereof [_____________________________________ of] a fully paid and nonassessable Common
Unit (a "Warrant Share") upon surrender of this Warrant Certificate and payment in full for such Warrant Share at the Register Office of Holdings, subject to the conditions set forth herein and in the Warrant Agreement referred to on the reverse hereof. The number of Warrant Shares purchasable upon exercise thereof are subject to adjustment upon the occurrence of certain events set forth in the Warrant Agreement.

      Reference is hereby made to the further provisions of this Warrant Certificate set forth on the reverse hereof, which provisions shall for all purposes have the same effect as though fully set forth at this place.

      This Warrant Certificate shall not be valid unless authenticated by countersignature of the Warrant Agent, as such term is used in the Warrant Agreement.

      THIS WARRANT CERTIFICATE SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

      IN WITNESS WHEREOF, American Reprographics Holdings. L.L.C., has caused this Warrant Certificate to be signed by its duly authorized Manager as of the date first above written.

                                         AMERICAN REPROGRAPHICS HOLDINGS,
                                         L.L.C.

                                         By:____________________________________
                                            Name:
                                            Title:

                           Form of Warrant Certificate

                                    [Reverse]

      THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY JURISDICTION. SUCH SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, ASSIGNED, ENCUMBERED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO (I) A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES THAT IS EFFECTIVE UNDER SUCH ACT OR APPLICABLE STATE SECURITIES LAW, OR (II) ANY EXEMPTION FROM REGISTRATION UNDER SUCH ACT, OR APPLICABLE STATE SECURITIES LAW, RELATING TO THE DISPOSITION OF SECURITIES, INCLUDING RULE 144.

      THE SECURITIES REPRESENTED BY THIS CERTIFICATE ALSO ARE SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER AS SET FORTH IN THE HOLDINGS OPERATING AGREEMENT OF AMERICAN REPROGRAPHICS HOLDINGS, L.L.C. ("HOLDINGS"), DATED AS OF APRIL 10, 2000, AND THE INVESTOR UNITHOLDERS AGREEMENT OF HOLDINGS, DATED AS OF APRIL 10, 2000, COPIES OF EACH OF WHICH MAY BE OBTAINED FROM HOLDINGS. NO TRANSFER OF SUCH SECURITIES WILL BE MADE ON THE BOOKS OF HOLDINGS UNLESS ACCOMPANIED BY EVIDENCE OF COMPLIANCE WITH THE TERMS OF SUCH AGREEMENTS.

      The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants entitling the holder on exercise to receive Common Units of Holdings (the "Common Units"), and are issued or to be issued pursuant to a Warrant Agreement, dated as of April 10, 2000 (the "Warrant Agreement"), between Holdings and the other parties thereto, which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of Holdings and the holders (the words "holders" or "holder" meaning the registered holders or registered holder) of the Warrants. All terms not otherwise defined herein shall have the meanings set forth in the Warrant Agreement. A copy of the Warrant Agreement may be obtained by the holder hereof upon written request to Holdings.

      Warrants may be exercised at any time after the date hereof. The holder of Warrants evidenced by this Warrant Certificate may exercise such Warrants by surrendering this Warrant Certificate, with the form of election to purchase set forth hereon properly completed and executed, together with payment to Holdings of the Exercise Price for each Warrant then exercised, which payment may be made either in cash or by tendering any Holdings Note then held by such holder or a portion thereof in the face amount equal to the 100% of the portion of the Exercise Price being so paid or by a combination thereof. In lieu of payment of the Exercise Price pursuant to the preceding sentence, the holder of the Warrants may convert the Warrants, in whole or in part and at any time or times, into Common Units by surrendering to Holdings this Warrant Certificate with the form of notice of conversion set forth hereon properly completed and executed. In the event that upon any exercise of Warrants evidenced hereby the number of Warrants exercised shall be less than the total number of Warrants evidenced hereby, there shall be issued to the holder hereof or his assignee a new Warrant Certificate evidencing the number of Warrants not exercised. No adjustment shall be made for any dividends on any Common Units issuable upon exercise of this Warrant.

      The Warrant Agreement provides that upon the occurrence of certain events the number of Warrant Shares may, subject to certain conditions, be adjusted. Holdings will not be required to issue fractional Warrant Shares on the exchange of Warrants, although it may do so in its sole discretion. If fractional units are not issued, Holdings will pay the cash value of such fractional units as determined in accordance with the provisions of the Warrant Agreement.

      Warrant certificates, when surrendered at the office of Holdings by the registered holder thereof in person or by legal representative or attorney duly authorized in writing, may be exchanged, in the manner and subject to the limitations provided in the Warrant Agreement, but without payment of any service charge, for another Warrant certificate or Warrant certificates of like tenor evidencing in the aggregate a like number of Warrants.

      Upon due presentation for registration of transfer of this Warrant certificate at the office of Holdings, a new Warrant certificate or Warrant certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee(s) in exchange for this Warrant certificate, subject to the limitations provided in the Warrant Agreement, without charge except for any tax or other governmental charge imposed in connection therewith.

      Holdings may deem and treat the registered holder(s) thereof as the absolute owner(s) of this Warrant certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, of any distribution to the holder(s) hereof, and for all other purposes, and Holdings shall not be affected by any notice to the contrary. Neither the Warrants nor this Warrant certificate entitles any holder hereof to any rights of a unitholder of Holdings.

                          Form of Election to Purchase

                    (To Be Executed Upon Exercise of Warrant)

      The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant certificate, to receive _________________________ Common Units and hereby tenders for payment for such units to the order of American Reprographics Company Holdings. L.L.C.

      $_______________________________ of the Accreted Value of Holdings Note (as defined in the Warrant Agreement),

      cash in the amount of $ ___________________________

in accordance with the terms hereof.

      The undersigned requests that a certificate for such units be registered in the name of _______________________________________, whose address is
_____________________________________ and that such units be delivered to
_________________________________ whose address is ____________________________.

      If said number of Warrant Shares is less than all of the Common Units purchasable hereunder, the undersigned requests that a new Warrant certificate representing the remaining balance of such units be registered in the name of ______________________________________, whose address is _______________________
_______________________________________, and that such Warrant certificate be delivered to ________________________________________________ , whose address is
________________________________________________.

                                         ______________________________________
                                                       (Signature)

Date:_________________________

                          Form of Notice of Conversion

                   (To Be Executed Upon Conversion of Warrant)

      The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant certificate, to convert Warrants represented hereby into ____________________ Common Units in accordance with the terms hereof.

      The undersigned requests that a certificate for such units be registered in the name of __________________________________, whose address is __________
_______________________________ and that such units be delivered to __________
________________________________ whose address is ____________________________
_______________________________________.

      If said number of Warrant Shares is less than all of the Common Units purchasable hereunder, the undersigned requests that a new Warrant certificate representing the remaining balance of such units be registered in the name of _____________________________________, whose address is _______________________
_________________________________, and that such Warrant certificate be delivered to __________________________________, whose address is _____________
_________________________________________.

                                         ______________________________________
                                                       (Signature)

Date:_________________________

                                                                       EXHIBIT B

                                Form of Transfer

                    (To Be Executed Upon Transfer of Warrant)

      FOR VALUE RECEIVED, the undersigned registered holder of this Warrant certificate hereby sells, assigns and transfers unto the Assignee(s) named below (including the undersigned with respect to any Warrants constituting a part of the Warrants evidenced by this Warrant certificate not being assigned hereby) all of the rights of the undersigned under this Warrant certificate, with respect to the number of Warrants set forth below:

Name of Assignee(s)   Address   Social Security, EIN or      Number of Warrants
                                other identifying number of
                                assignee(s)

and does hereby irrevocably constitute and appoint Holdings as the undersigned's attorney to make such transfer on the register maintained by Holdings for that purpose, with full power of substitution in the premises.

Date:

_________________________________________
           (Signature of Owner)

_________________________________________
              (Street Address)

_________________________________________
        (City) (State) (Zip Code)

                                                                      SCHEDULE A

                          Issuance of Original Warrants

    Name and Address of Purchaser             Number of Original Warrants
---------------------------------------      ---------------------------
GS MEZZANINE PARTNERS II, L.P.                           2,743.54
85 Broad Street
New York, New York 10004
Telecopy: (212) 902-3000
Attention: Ben Adler, Esq.

GS MEZZANINE PARTNERS II OFFSHORE, L.P.                    836.70
c/o GS Mezzanine Partners L.P.
85 Broad Street
New York, New York 10004
Telecopy: (212) 902-3000
Attention: Ben Adler, Esq.

                               TABLE OF CONTENTS*

                                                                                              PAGE
SECTION 1.        DEFINITIONS.............................................................      1

SECTION 2.        WARRANT CERTIFICATES....................................................      4

SECTION 3.        ISSUANCE OF WARRANTS....................................................      4

SECTION 4.        EXECUTION OF WARRANT CERTIFICATES.......................................      4

SECTION 5.        REGISTRATION............................................................      5

SECTION 6.        REGISTRATION OF TRANSFERS AND EXCHANGES.................................      5

SECTION 7.        TERMS OF WARRANTS; EXERCISE OF WARRANTS.................................      7

SECTION 8.        PAYMENT OF TAXES........................................................      8

SECTION 9.        MUTILATED OR MISSING WARRANT CERTIFICATES...............................      9

SECTION 10.       RESERVATIONS OF WARRANT SHARES..........................................      9

SECTION 11.       ADJUSTMENT OF NUMBER OF WARRANT SHARES..................................      9

     (a)      Adjustments for Change in Common Stock......................................     10

     (b)      Adjustment for Rights Issue.................................................     10

     (c)      Adjustments for Issuances...................................................     11

     (d)      Superseding Adjustment......................................................     12

     (e)      Adjustment for Other Distributions..........................................     13

     (f)      Current Market Price........................................................     14

     (g)      No Amendments...............................................................     14

     (h)      Voluntary Increases.........................................................     14

     (i)      When De Minimis Adjustment May Be Deferred..................................     14

     (j)      Consolidation, Merger, Reorganization or Recapitalization of Holdings.......     14

     (k)      Consideration Received......................................................     15

     (l)      When Issuance or Payment May Be Deferred....................................     15

     (m)      Form of Warrants............................................................     16

     (n)      Adjustment in Exercise Price................................................     16

     (o)      No Dilution or Impairment...................................................     16

SECTION 12.       VALUATION BY INDEPENDENT FINANCIAL EXPERT...............................     16

-----------------------
*This table of Contents does not constitute a part of this Agreement or have any bearing upon the interpretation of any of its terms or provisions.

                                TABLE OF CONTENTS
                                   (continued)

                                                                                              PAGE
SECTION 13.       FRACTIONAL INTERESTS....................................................     18

SECTION 14.       NOTICES TO WARRANT HOLDERS; RIGHTS OF WARRANT HOLDERS...................     18

SECTION 15.       NOTICES.................................................................     19

SECTION 16.       SUPPLEMENTS AND AMENDMENTS..............................................     20

SECTION 17.       SUCCESSORS..............................................................     21

SECTION 18.       TERMINATION.............................................................     21

SECTION 19.       GOVERNING LAW...........................................................     21

SECTION 20.       BENEFITS OF THIS AGREEMENT..............................................     21

SECTION 21.       HEADINGS................................................................     21

SECTION 22.       SUBMISSION TO JURISDICTION..............................................     21

SECTION 23.       WAIVER OF JURY TRIAL....................................................     22

SECTION 24.       SERVICE OF PROCESS......................................................     22

SECTION 25.       COUNTERPARTS............................................................     22

EXHIBIT A.        FORM OF WARRANT CERTIFICATE.............................................    A-1

EXHIBIT B.        FORM OF TRANSFER........................................................    B-1

SCHEDULE A        ISSUANCE OF WARRANTS....................................................    A-1

                                      -ii-